UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 1, 2019

Global Digital Solutions, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	000-26361	22-3392051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 800 West Tower, West Palm Beach, FL 33401
(Address of principal executive offices)

(561) 515-6163
Registrant's telephone number, including area code

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01
Entry Into a Material Definitive Agreement.

Global Digital Solutions, Inc. (the “Company” or “GDSI”), executed an Asset Purchase Agreement effective March 1, 2019, with Gary Ball, an individual doing business as HarmAlarm (“HarmAlarm”). Subject to the terms and conditions of the Agreement, substantially all of the assets of HarmAlarm will be purchased by GDSI.

The copy of the Agreement is attached hereto as an Exhibit to this Form 8-K.

Item 9.01
Financial Statements and Exhibits.

99.01
Asset Purchase Agreement with HarmAlarm effective March 1, 2019

99.02
Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 6, 2019	GLOBAL DIGITAL SOLUTIONS, INC.

	By:	/s/ William Delgado
William Delgado
Chief Executive Officer